UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PerkinElmer, Inc.

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Your Vote Counts! PERKINELMER, INC. 2022 Annual Meeting Vote by April 25, 2022 11:59 PM ET. For shares held in a Plan, vote by April 21, 2022 11:59 PM ET. PERKINELMER, INC. 940 WINTER STREET WALTHAM, MA 02451 D67487-P66829-Z81838 You invested in PERKINELMER, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 26, 2022. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person or Virtually at the Meeting* April 26, 2022 8:00 AM EDT PerkinElmer Corporate Offices 940 Winter Street Waltham, Massachusetts www.virtualshareholdermeeting.com/PKI2022 *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect eight nominees for director for terms of one year each: Nominees: 1a. Peter Barrett, PhD 1b. Samuel R. Chapin 1c. Sylvie Grégoire, PharmD 1d. Alexis P. Michas 1e. Prahlad R. Singh, PhD 1f. Michel Vounatsos 1g. Frank Witney, PhD 1h. Pascale Witz 2. To ratify the selection of Deloitte & Touche LLP as PerkinElmer’s independent registered public accounting firm for the current fiscal year. 3. To approve, by non-binding advisory vote, our executive compensation. NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournment or postponement thereof.